SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                             ______________________

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                February 11, 2005

                               PACIFIC SANDS, INC.
                               -------------------

             (Exact name of registrant as specified in its charter)

                                     Nevada
                 (State or other jurisdiction of incorporation)

        00-29483                                           88-0322882
(Commission file number)                       (IRS employer identification no.)

            1509 Rapids Drive, Racine, WI 53404                53404
         (Address of principal executive offices)            (Zip code)


                                 (262) 619-3261
              (Registrant's telephone number, including area code)

                                 Not Applicable
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act



                   This document contains a total of 3 pages.

Item 7.01 Other Events - Regulation FD Disclosure

On 11 February, 2005, the Registrant issued a press release announcing that the company had retired 21.8% of its total outstanding shares. A copy of this release is attached hereto as Exhibit A and is incorporated herein as reference.

Item 9.01 Financial Statements and Exhibits

( c ) Exhibits

Exhibit 99.1: Press release issued by Pacific Sands, Inc. on February 11, 2005.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                Pacific Sands, Inc.



                                By /s/ Michael L. Wynhoff
Date: February 11,2005             ------------------------------------------
                                   Michael L. Wynhoff
                                   President, Chief Executive Officer, Director

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